UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 19, 2013

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code  609-452-8550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)         On February 19, 2013, the Compensation and Organization Committee of Covance Inc. (the “Company”) established the financial criteria for determining the annual bonus awards under the Annual Bonus Plan for 2013.  In 2013, bonus awards for executive officers will be based, in the case of business unit officers, on the officer’s satisfaction of specified business unit pre-bonus operating income targets and business unit net order targets, and on the satisfaction of pre-defined individual objectives.  In the case of non-business unit officers, the amounts payable under the Annual Bonus Plan will be based on the satisfaction of specified Company post-bonus operating income and net order targets and on the basis of the individual’s satisfaction of pre-defined individual objectives.

(b)         On February 19, 2013, the independent members of the Board of Directors increased Mr. Herring’s bonus target under the Annual Bonus Plan for 2013 to 120% of base pay.

(c)          On February 19, 2013, the Compensation and Organization Committee of the Board of Directors of Covance Inc. approved a restricted share grant to Alison A. Cornell of 14,500 shares.  These shares will vest on February 19, 2018, subject to Ms. Cornell’s continued employment with the Company.  The Agreement is filed as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS

On February 19, 2013, the Board of Directors adopted the Amended and Restated By-Laws of Covance Inc. appended as Exhibit 3.1 to this current report, which is incorporated herein by reference, such Amended and Restated By-Laws to be effective as of June 30, 2013.  The Amended and Restated By-Laws are identical to the current By-Laws except that Section 1.07 of the By-Laws have been prospectively amended to require a majority vote for election of directors in uncontested elections.  Subsequent to June 30, 2013, any incumbent director who fails to receive a majority of the votes in an uncontested election of directors shall be required to tender his or her resignation and the Board shall determine whether to accept such resignation and make public within 90 days of vote certification whether it has accepted such resignation and, if applicable, the reasons for rejecting the resignation.  The description of the aforementioned amendment is qualified in its entirety by reference to the Amended and Restated By-Laws filed as an exhibit to this Form 8-K and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.1	Amended and Restated By-Laws (effective June 30, 2013). Filed herewith

10.1	Restricted Share Agreement between Covance Inc. and Alison A. Cornell dated February 19, 2013. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: February 25, 2013	/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws (effective June 30, 2013). Filed herewith

10.1	Restricted Share Agreement between Covance Inc. and Alison A. Cornell dated February 19, 2013. Filed herewith.